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                               IRREVOCABLE PROXY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a shareholder of Rocky Mount Undergarment Co., Inc. (the "Corporation") does hereby appoint Paul Sutton, as agent for LMA Ltd., with power of substitution, as the true and lawful attorney and proxy of the undersigned for and in (his) (her)
     (its) name, place and stead to attend all meetings of the shareholders of the Corporation, and to vote any and all shares of stock of said Corporation which are (i) on deposit with Blodnick, Abramowitz & Blodnick, as Escrow Agent, in connection with a certain Option and Right of First Refusal Agreement; (ii) are owned as of the date hereof, and required to be deposited with such Escrow Agent; or (iii) are owned as of the date hereof in IRA accounts in respect of which the undersigned is the sole beneficial owner, with the right to vote such shares.

          This proxy is coupled with an interest and is irrevocable.

          The term of this proxy shall be co-extensive with the Option and Right of First Refusal Agreement, and shall terminate not later than February 10, 2000.

          The undersigned hereby ratifies and confirms all that the proxy may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has set his hand this 10th day of February, 1995.





                                                        David Greenberg
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